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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Safeway Inc. on Form S-3 of our report dated February 25, 2000, appearing in the Company's Annual Report on Form 10-K incorporated by reference.

DELOITTE & TOUCHE LLP

San Francisco, California
January 25, 2001